SIMPSON THACHER & BARTLETT LLP

900 G Street, NW

Washington, D.C. 20001

January 23, 2020

Re:	Western Asset Corporate Loan Fund Inc.
Preliminary Proxy Statement on Schedule 14A

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Ladies and Gentlemen:

On behalf of Western Asset Corporate Loan Fund Inc. (the “Fund”), pursuant to paragraph (a) of Rule 20a-1 under the Investment Company Act of 1940, as amended, and Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), please find a Schedule 14A containing a preliminary copy of the notice of meeting, proxy statement and form of proxy in connection with the 2020 Annual Meeting of Stockholders of the Fund.

The Fund hereby provides notice pursuant to Rule 14a-6(d) under the Exchange Act that the Fund intends to release the enclosed materials in definitive form to its stockholders on or about February 3, 2020, and we would appreciate any assistance the Staff may be able to provide to facilitate such release prior to that date.

Please be advised that the enclosed materials are being filed solely due to the reference in our proxy statement to a proxy statement we understand will be filed by Bulldog Investors, LLC (“Bulldog”), which may seek to solicit proxies to vote in favor of a slate of three individuals nominated by affiliates of Bulldog as directors of the Fund. In addition, Bulldog’s affiliates have submitted non-binding proposals requesting that the Fund’s board of directors amend the Fund’s bylaws to provide that in a contested election, a majority of the votes cast in the election of directors shall be required to elect a director and requesting that the Fund’s share repurchase program not be implemented by the Fund’s investment adviser.

Any questions or communications regarding this filing should be directed to David Blass (David.Blass@stblaw.com or (202) 636-5863) or Ryan Brizek (Ryan.Brizek@stblaw.com or (202) 636-5806).

Very truly yours,

/s/ Ryan Brizek

Ryan Brizek